Semiannual Report


                                   SMALL-CAP
                                   VALUE FUND

                                   JUNE 30, 1999














                            [LOGO OF T. ROWE PRICE APPEARS HERE]

Report Highlights
--------------------
Small-Cap Value Fund

 .    Stocks continued to advance, and, in the second quarter, small-cap stocks finally returned to favor.

 .    Despite their recent surge, small-company issues lagged the broad market for the half.

 .    The fund's six-month return was positive but trailed its benchmarks, which had greater exposure to the strong technology sector.

 .    Small-cap companies continue to be taken over at a notable pace, reflecting their unusually low absolute and relative valuations.

 .    Small-cap stocks remain inexpensive compared with the broad market, and we are optimistic that their rebound will persist.

FELLOW SHAREHOLDERS

The stock market enjoyed another positive six months during the first half of 1999. After a long time in the wilderness, small-cap stocks became market leaders in the second quarter, but for the entire half, they lagged behind their larger brethren. The technology sector remained strong, although the frenzied rally in Internet-related stocks cooled somewhat in the second quarter.


  PERFORMANCE COMPARISON

  Periods Ended 6/30/99         6 Months 12 Months
  ------------------------------------------------
  Small-Cap Value Fund            4.38%   -10.93%
  -----------------------------------------------
  Russel 2000 Index               9.28       1.50
  -----------------------------------------------
  Lipper Small-Cap Fund Index     9.43       1.92
  -----------------------------------------------
  S&P 500                        12.38      22.76
  -----------------------------------------------

The Small-Cap Value Fund declined over 11% from year-end to its low in late March even as the same stocks that had led the markets in 1998--large caps, technology, Internet, and growth issues--continued their winning ways. This slide in price is evident in the fund's negative 12-month return, and the market's strong bias against value stocks during this period is evident both in the absolute return and in the unfavorable benchmark comparisons.

However, just when it seemed that everyone in the country would open an on-line account to trade Internet stocks, market sentiment changed in early April. Value stocks, cyclicals, real estate investment trusts, and other out-of-favor issues reversed direction. The fund rose nearly 18% from its March low to the end of June as the small-cap sector finally turned positive. While the Russell 2000 Index of small-cap stocks still has not overtaken the S&P 500 Stock Index for the year, the results of the past three months were sufficiently positive to encourage long-suffering small stock investors about the future. Your fund gained 16.68% in the second quarter but could not close the year-to-date gap versus competitors with growth stock-oriented portfolios.

Small-cap stocks are always subject to swings in market leadership--sometimes favorable, sometimes unfavorable--but over time their impact on performance is muted. For the past 5- and 10-year periods ended June 30, the fund has provided average annual returns of 13.64% and 13.26%, respectively.

Portfolio Activity

As noted elsewhere in this report, the fund has experienced record takeover activity in the past nine months. In fact, five of the 10 largest sales during the first half of 1999 involved companies that were acquisition targets:
Meridian Industrial Trust, Unitog, Rival, American Safety Razor, and Juno Lighting. Juno's exit was particularly noteworthy because it had been a portfolio company since the fund's inception in 1988. During that time, the company's earnings and stock price doubled and its dividend quadrupled. Unlike some companies whose takeover is eagerly greeted, we were sorry to see Juno go.

On the purchase side, we initiated positions in Triad Guaranty, TriStar Aerospace, Packaged Ice, and Resolute Limited. Triad is a mortgage insurer, one of a handful of public companies whose business is to provide credit enhancement to residential mortgages that would otherwise be considered too risky for preferred rates. A modest slowdown in the industry's growth led the stock to fall 70% from its high even though the company has yet to report a decline in profits. We were only too happy to buy at a low valuation when others bailed out.

Packaged Ice is one of the most intriguing companies we have seen in years. The firm has developed a patented labor-free bagging device that, when combined with


-------------------------------------------------------------------------------
INFORMATION ON YEAR-END DISTRIBUTIONS
-------------------------------------------------------------------------------
To help you with tax planning, we try to give you a good idea of the per-share income and capital gain amounts our funds may distribute near year-end. In late October, we will provide estimates of these amounts, which will be paid on December 16, 1999, to shareholders of record on December 14. These preliminary numbers will be included in The Price Report mailing to shareholders in late October and will also be available on our Web site--www.troweprice.com.

We hope that these preliminary numbers will be useful to you in approximating the income and capital gains taxes you may pay on distributions to taxable accounts. If your fund distributed any capital gains earlier in 1999, you can find the amounts on your statements and should include them in your tax planning calculations. Please keep in mind that the numbers are not final and are likely to be revised before the December 14 declaration and record date. As the fall progresses, you may want to check our Web site for revisions.

If you would like information on tax matters relating to mutual funds, please visit our Web site to download our Insights report, Tax Information for Mutual Fund Investors, or call 1-800-225-5132 to request a copy.

that, when combined with a freezer unit, makes and also bags cubed ice for sale in supermarkets. This mini ice factory is a boon to supermarkets, a hit with consumers, a profitable machine for Packaged Ice, and a scourge to the company's competitors. Packaged Ice faces the usual small-company issues of execution of its business plan and access to inexpensive capital, but its growth potential appears unusually large.


AN ACQUISITION BINGE

In our last report to you, we noted that year-end valuations for small companies (as represented by the Russell 2000) had reached 20-year lows versus larger companies (represented by the S&P 500). For example, the relative P/E ratio, which had typically ranged between 1.0 and 1.5 from 1979 through 1997, had fallen to 0.8 by the end of 1998. During the early part of 1999 the ratio remained well below its historical average level even when considering the rebound that small stocks enjoyed during the second quarter.

While the average investor fled from small-cap stocks in 1998 and the early part of 1999, Corporate America went on an acquisition binge. We reported in January that the fund had experienced 12 takeover announcements of portfolio companies from October 28, 1998, to January 11, 1999. The pace has slowed a bit but has remained well above average so far this year. Through July 2, 1999, 12 takeovers for our companies have been announced, twice the pace from 1995 to 1997.

Most of the merger proposals have come from larger companies (including such well-known firms as GE, Finova, Rohm & Haas, and Illinois Tool Works), but we have also seen activity from leveraged buyout (LBO) firms. LBO partnerships depend on high-yield debt to leverage their scarce equity in funding an acquisition, and they cannot afford to overpay for deals. The fact that they have been active in our sector means the companies they look to acquire are inexpensive on their own merits, not just relative to larger firms.

I find it interesting that the takeovers that have been announced have involved companies from a broad sweep of industries. They range from financial (Sirrom Capital) to industrial (Haskel International), consumer product (American Safety Razor) business services (Unitog), technology (Optek Technology), and energy services (Newpark Resources). In most cases, the premiums offered over the market price have exceeded 30%. And unlike the 1980s when hostile takeovers and bidding wars were common, only one of our 12 announced deals this year has sparked a rival bid.

I believe that, on balance, acquisitions are good for the fund. They generally enhance results in the short term. They encourage other company managements to work harder creating shareholder value to boost their company's stock price. And they facilitate the movement of capital, labor, and creative ideas that has proven so positive for the growth of our economy.


A VIEW ON THE YEAR 2000 ISSUE

By now, most of us have become thoroughly educated on the Year 2000 (Y2K) problem--the potential for computers that identify years with two digits instead of four to mistake 2000 for 1900, and, therefore, fail to perform necessary functions unless modified. T. Rowe Price has been taking steps to assure that its computer systems and processes will function in 2000 and has communicated our progress to you. I want to address a different Y2K issue, what President Franklin Roosevelt might have referred to as "the fear of Y2K."

It is my personal opinion that the U.S. will move into January 2000 with relative ease. That opinion is based on discussions with company managements about their Y2K preparations and on the behavior of individuals and companies leading up to the event. I find it instructive that most companies we talk to are well past their peak spending on Y2K remediation, the process of fixing software code and testing systems. In fact, firms that specialize in information technology consulting have seen their business drop precipitously over the past six months from admittedly high levels in 1998. It seems that most of the heavy work has been completed, and that companies are, on balance, well positioned to finish their Y2K work on time.

Notwithstanding this positive position, many investors I talk to believe there will be a Y2K problem in January, and that stocks will decline later this year in anticipation of the event. Even those who don't believe our society will suffer next year still fear the stock market will fall during the fourth quarter because of how other investors will react. In essence, the fear of the problem may be worse than the problem itself.

If my view that Y2K will be a relative nonevent in the U.S. is correct, then any drop in the stock market this fall triggered by fear of Y2K could lead to some very attractive buying opportunities.


Outlook

We entered the year thinking it would be tough for the overall stock market to approach its 1998 results. So far we've been surprised at the resilience of large-cap stocks in the face of rising interest rates and sometimes uncertain corporate profits. But the recent rebound in small-caps has been less surprising: they are still very inexpensive relative to big companies and consequently are being bought at a rapid rate.

With the caveat that Y2K is still ahead of us and may prove to be a short-term market risk, we have a positive view of the opportunities in our small-cap value sector. If investor attention in this area picks up, we see good potential for favorable returns over the next 12 to 18 months.


Respectfully submitted,

/s/ Preston G. Athey

Preston G. Athey
President and Chairman of the Investment Advisory Committee

July 21, 1999

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS

MAJOR PORTFOLIO CHANGES
(Listed in descending order of size)

6 Months Ended 6/30/99

Ten Largest Purchases                    Ten Largest Sales
--------------------------------------------------------------------------------
Triad Guaranty *                         Meridian Industrial Trust **
TriStar Aerospace *                      Unitog **
Packaged Ice *                           Grey Advertising **
Resolute Limited *                       Rival **
Richardson Electronics Cvt.Bd.           Optical Coating Laboratory
Kilroy Realty                            American Safety Razor **
Goody's Family Clothing                  UICI **
Prime Retail Cum. Pfd.                   Juno Lighting **
First Financial Fund                     Madison Gas and Electric **
Liqui-Box                                First National Bank of Anchorage

* Position added
**Position eliminated

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
                                                                     Percent of
                                                                     Net Assets
                                                                        6/30/99
--------------------------------------------------------------------------------
  Insituform Technologies                                                  2.4%
  Brown and Brown                                                          2.2
  Allied Capital                                                           2.1
  Holophane                                                                1.8
  McGrath RentCorp                                                         1.8
--------------------------------------------------------------------------------
  Medical Assurance                                                        1.7
  Silicon Valley Bancshares                                                1.7
  Community First Bankshares                                               1.6
  Electro Rent                                                             1.5
  Analogic                                                                 1.5
--------------------------------------------------------------------------------
  Cross Timbers Oil                                                        1.4
  Consolidated Products                                                    1.4
  Furon                                                                    1.3
  Aaron Rents                                                              1.3
  Saga Communications                                                      1.3
--------------------------------------------------------------------------------
  Landauer                                                                 1.2
  First Republic Bank                                                      1.2
  IT Group Pfd.                                                            1.2
  Giant Cement                                                             1.2
  CSS Industries                                                           1.2
--------------------------------------------------------------------------------
  CORT Business Services                                                   1.1
  Sun Communities                                                          1.1
  Markel                                                                   1.0
  Puerto Rican Cement                                                      1.0
  HS Resources                                                             1.0
--------------------------------------------------------------------------------
  Total                                                                   36.2%

  Note: Table excludes reserves.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


-------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

As of 6/30/99
Small-Cap Value Fund $34,722
Russell 2000 Index  $32,160

[LINE GRAPH APPEARS HERE]

                       Russell      Small-Cap
                        2000          Value
                        Index         Fund

           6/89         10000         10000
           6/90         10296         11016
           6/91         10433         11480
           6/92         11949         13287
           6/93         15057         16946
           6/94         15711         18319
           6/95         18871         21444
           6/96         23379         26802
           6/97         27195         33054
           6/98         31685         38982
           6/99         32160         34722


---------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 6/30/99     1 Year   3 Years   5 Years   10 Years
----------------------------------------------------------------
Small-Cap Value Fund     -10.93%     9.01%    13.64%     13.26%
----------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited

                                  For a share outstanding throughout each period
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                 6 Months      Year
                                    Ended     Ended
                                  6/30/99   12/31/98   12/31/97   12/31/96   12/31/95   12/31/94
  NET ASSET VALUE
  Beginning of period            $  18.97   $  23.40   $  19.56   $  16.53   $  13.40   $  14.68
  Investment activities
   Net investment income             0.05       0.25       0.21       0.22       0.18       0.13
   Net realized and
   unrealized gain (loss)            0.78      (3.23)      5.22       3.84       3.74      (0.35)
   Total from
   investment activities             0.83      (2.98)      5.43       4.06       3.92      (0.22)
  Distributions
   Net investment income                -      (0.25)     (0.20)     (0.23)     (0.18)     (0.14)
   Net realized gain                    -      (1.20)     (1.39)     (0.80)     (0.61)     (0.92)
   Total distributions                  -      (1.45)     (1.59)     (1.03)     (0.79)     (1.06)
  NET ASSET VALUE
  End of period                  $  19.80   $  18.97   $  23.40   $  19.56   $  16.53   $  13.40
  Ratios/Supplemental Data
  Total return*                      4.38%    (12.47)%    27.92%     24.61%    29.29%      (1.38)%
  Ratio of total expenses to
  average net assets                 0.94%+     0.87%      0.87%      0.94%     0.98%       0.97%
  Ratio of net investment
  income to average
  net assets                         0.54%+     1.02%      1.01%      1.28%     1.59%       0.93%
  Portfolio turnover rate             4.7%+     17.3%      14.6%      15.2%     18.1%       21.4%
  Net assets, end of period
 (in millions)                   $  1,444   $  1,632   $  2,088   $  1,410   $   936    $    408

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited                                            June 30, 1999



PORTFOLIO OF INVESTMENTS                  Shares/Par         Value
--------------------------------------------------------------------------------
                                                             In thousands

      COMMON STOCKS  93.5%

      FINANCIAL  14.6%

      Bank and Trust  5.6%
      Columbia Bancorp                        26,700    $      357
      Community First Bankshares           1,000,000        23,812
      First International Bancorp +          475,000         6,205
      First National Bank of Anchorage         2,800         2,888
      First Republic Bank * +                600,000        17,363
      Glacier Bancorp *                      260,150         6,130
      Silicon Valley Bancshares *            975,000        24,192
                                                            80,947
                                                        -----------
      Insurance  6.2%
      Brown and Brown +                      825,000        31,350
      Markel *                                80,000        14,960
      Medical Assurance *                    870,000        24,577
      NYMAGIC +                              500,000         7,813
      Presidential Life                      200,000         3,906
      PXRE                                   150,000         2,719
      Triad Guaranty *                       255,500         4,583
                                                            89,908
                                                        -----------
      Financial Services  2.8%
      Allied Capital                       1,250,000        29,961
      American Capital Strategies            212,000         3,849
      Delta Financial *                      450,000         2,869
      Medallion Financial                    200,000         3,806
                                                            40,485
                                                        -----------
      Total Financial                                      211,340
                                                        -----------
      UTILITIES  4.2%

      Telephone  1.3%
      Commnet Cellular *                     500,000        13,234
      Rural Cellular (Class A) *             270,000         5,400
                                                            18,634
                                                        -----------
      Electric Utilities  2.9%
      Black Hills                            400,000         9,250

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                          Shares/Par         Value
--------------------------------------------------------------------------------
                                                      In thousands


      Cleco                                  300,000    $    9,113
      Northwestern Public Service            300,000         7,256
      Otter Tail Power                       250,000         9,633
      SIGCORP                                253,100         7,166
                                                            42,418
                                                        -----------
      Total Utilities                                       61,052
                                                        -----------
      CONSUMER NONDURABLES  9.2%

      Beverages  0.2%
      Chalone Wine Group *                   250,000         2,465
                                                             2,465
                                                        -----------
      Food Processing  0.4%
      Sylvan * +                             520,000         6,094
                                                             6,094
                                                        -----------
      Hospital Supplies/Hospital Management  2.7%
      Allied Healthcare Products * +         400,000           694
      Atrion * +                             275,000         2,587
      Intelligent Medical Imaging * +        890,000           612
      IRIDEX * +                             350,000         1,684
      Landauer +                             596,200        17,588
      Lunar *                                100,000           794
      Minntech +                             650,000         9,628
      Owens & Minor                          553,100         6,084
                                                            39,671
                                                        -----------
      Pharmaceuticals  1.0%
      Bone Care International * +            900,000         8,775
      NPS Pharmaceuticals *                  300,000         1,987
      Quidel *                             1,000,000         3,125
                                                            13,887
                                                        -----------
      Biotechnology  0.6%
      Cell Genesys *                         700,000         2,997
      Coulter Pharmaceutical *               150,000         3,379
      Neurocrine Biosciences *               500,000         2,625
                                                             9,001
                                                        -----------
      Miscellaneous Consumer Products  4.3%
      Applied Extrusion Technologies * +     750,000         5,672
      BWAY * +                               750,000        10,687

11
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T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                          Shares/Par         Value
--------------------------------------------------------------------------------
                                                      In thousands


      CSS Industries * +                     600,000    $   16,875
      Culp                                   600,000         6,300
      Dan River *                            400,000         2,950
      Fab Industries                         241,800         3,733
      Home Products International *          350,000         2,953
      Liqui-Box                              125,000         6,730
      Martin Industries                      400,000           888
      Superior Uniform +                     401,000         5,013
                                                            61,801
                                                        -----------
      Total Consumer Nondurables                           132,919
                                                        -----------
      CONSUMER SERVICES  9.4%

      Restaurants  3.9%
      Consolidated Products *              1,100,000        19,800
      Fresh Choice * +                       540,000         1,063
      Garden Fresh Restaurant * +            425,000         8,022
      PJ America *                           110,000         2,334
      Rare Hospitality International *       400,000        10,238
      Ruby Tuesday                           600,000        11,400
      Uno Restaurant *                       400,000         3,750
                                                            56,607
                                                        -----------
      General Merchandisers  0.3%
      Bon-Ton Stores *                       350,000         2,286
      Fred's (Class A)                       150,000         2,353
                                                             4,639
                                                        -----------
      Specialty Merchandisers  3.1%
      Building Materials *                   450,000         5,175
      Compucom Systems *                     618,100         2,540
      Goody's Family Clothing *              300,000         3,422
      Hancock Fabrics +                    1,500,000         6,562
      Haverty Furniture                      250,000         8,812
      Jo Ann Stores (Class B) *              625,000         8,125
      S & K Famous Brands * +                425,000         4,051
      Stein Mart *                           620,000         5,716
                                                            44,403
                                                        -----------
      Entertainment and Leisure  0.3%
      Seattle Filmworks * +                1,400,000         4,331
                                                             4,331
                                                        -----------
12
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T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


                                          Shares/Par         Value
--------------------------------------------------------------------------------
                                                      In thousands

      Media and Communications  1.8%
      Big City Radio *                       450,000    $    1,632
      Courier +                              225,000         5,217
      Saga Communications (Class A) *      1,000,000        18,625
                                                            25,474
                                                        -----------
      Total Consumer Services                              135,454
                                                        -----------
      CONSUMER CYCLICALS  10.0%

      Automobiles and Related  2.5%
      Keystone Automotive *                  240,400         4,162
      Littelfuse *                           350,000         6,639
      Myers Industries                       150,000         3,000
      R & B *                                400,000         3,375
      Strattec Security *                    275,000         9,402
      TBC * +                              1,400,000         9,887
                                                            36,465
                                                        -----------
      Building and Real Estate  5.5%
      First Washington Realty Trust, REIT    400,000         9,350
      Glenborough Realty Trust, REIT         500,000         8,750
      Innkeepers USA, REIT                   850,000         8,500
      Kilroy Realty, REIT                    100,000         2,438
      National Health Investors, REIT         39,500           901
      National Health Realty, REIT +         550,000         6,119
      Pacific Gulf Properties, REIT          620,000        14,027
      Skyline, REIT                          418,500        12,267
      Sun Communities, REIT                  450,000        15,975
      Western Water                          350,000         1,181
                                                            79,508
                                                        -----------
      Miscellaneous Consumer Durables  2.0%
      Chromcraft Revington * +             1,000,000        14,437
      CompX *                                250,000         4,469
      Juno Lighting *                         20,898           513
      Stanley Furniture * +                  375,000         8,391
                                                            27,810
                                                        -----------
      Total Consumer Cyclicals                             143,783
                                                        -----------
13
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T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


                                          Shares/Par         Value
--------------------------------------------------------------------------------
                                                      In thousands


      TECHNOLOGY  5.8%

      Electronic Components  2.2%
      Analogic +                             698,000    $   21,703
      Badger Meter                           100,000         3,475
      PCD *                                  350,000         3,916
      Planar Systems *                       400,000         3,075
                                                            32,169
                                                        -----------
      Electronic Systems  0.5%
      CEM * +                                300,000         2,213
      EDO                                    200,000         1,450
      Perceptron * +                         650,000         2,945
                                                             6,608
                                                        -----------
      Telecommunications  0.0%
      Syntellect * +                         700,000           831
                                                               831
                                                        -----------
      Aerospace and Defense  3.1%
      COMARCO * +                            400,000         7,900
      DONCASTERS ADR *                       100,000         1,750
      Nichols Research *                     400,000         8,725
      OEA                                    900,000         7,987
      Raven Industries +                     350,000         5,622
      TransTechnology                        299,000         5,887
      Woodward Governor                      250,000         6,555
                                                            44,426
                                                        -----------
      Total Technology                                      84,034
                                                        -----------
      CAPITAL EQUIPMENT  4.7%

      Electrical Equipment  3.5%
      Franklin Electric                      100,000         6,625
      Holophane * +                          700,000        26,687
      LSI Industries                         400,000         9,700
      Thomas Industries                      350,000         7,175
                                                            50,187
                                                        -----------
      Machinery  1.0%
      Alamo Group +                          588,400         5,149
      K-Tron * +                             250,000         4,430
      NN Ball & Roller                       150,000           872

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                          Shares/Par         Value
--------------------------------------------------------------------
                                                      In thousands

      Scotsman Industries                    175,000    $    3,773
                                                            14,224
                                                        -----------
      Capital Equipment  0.2%
      Omniquip International                 370,000         2,937
                                                             2,937
                                                        -----------
      Total Capital Equipment                               67,348
                                                        -----------

      BUSINESS SERVICES AND
      TRANSPORTATION  17.7%

      Computer Service and Software  1.9%
      Analysts International                 620,000         8,893
      Ardent Software *                      500,000        10,610
      SPSS *                                 310,400         7,983
                                                            27,486
                                                        -----------
      Distribution Services  1.0%
      Richardson Electronics +               700,000         4,747
      Sunsource                              325,000         4,205
      TriStar Aerospace *                    300,000         2,475
      Valley National Gases * +              682,200         2,942
                                                            14,369
                                                        -----------
      Environmental  1.5%
      BHA Group (Class A) +                  605,000         5,142
      IT Group * +                           850,000        13,653
      TETRA Technologies *                   150,000         1,378
      Waterlink *                            500,000         1,438
                                                            21,611
                                                        -----------
      Transportation Services  2.4%
      Frozen Food Express                    400,000         3,062
      Hub Group (Class A) *                  121,900         2,743
      International Shipholding +            664,000         9,545
      Landstar Systems *                     250,000         9,023
      M.S. Carriers *                        100,000         2,966
      Transport Corp. of America * +         581,400         7,340
                                                            34,679
                                                        -----------
      Miscellaneous Business Services  10.3%
      Aaron Rents (Class A)                   60,500         1,089
      Aaron Rents (Class B)                  790,000        17,577
      Business Resource Group * +            360,000         1,159

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                          Shares/Par         Value
--------------------------------------------------------------------
                                                      In thousands

      Children's Comprehensive Services *    200,000    $    1,369
      CORT Business Services * +             670,000        16,038
      Electro Rent * +                     2,000,000        21,750
      Hunt                                    91,500           755
      Insituform Technologies
      (Class A) * +                        1,590,200        34,239
      Ivex Packaging *                       250,000         5,500
      McGrath Rent +                       1,298,000        25,473
      MYR Group +                            433,333         7,610
      Packaged Ice *                         280,000         1,671
      Rainbow Rentals *                      250,000         2,875
      Right Management Consultants * +       500,000         7,813
      Tab Products +                         325,000         2,397
      UniFirst                                65,300         1,200
                                                           148,515
                                                        -----------
      Airlines  0.6%
      Midwest Express Holdings *             280,025         9,521
                                                             9,521
                                                        -----------
      Total Business Services and
       Transportation                                      256,181
                                                        -----------

      ENERGY  3.3%

      Energy Services  1.5%
      Carbo Ceramics                         200,000         6,031
      Newpark Resources *                    380,000         3,373
      Pitt-DesMoines                         190,000        11,875
                                                            21,279
                                                        -----------
      Exploration and Production  1.8%
      Brigham Exploration *                  550,000         1,117
      Chieftain International *              250,000         4,375
      Cross Timbers Oil                      300,000         4,462
      HS Resources * +                     1,000,000        14,750
      Key Energy *                           350,000         1,247
                                                            25,951
                                                        -----------
      Total Energy                                          47,230
                                                        -----------

      PROCESS INDUSTRIES  7.1%

      Diversified Chemicals  0.5%
      Aceto +                                580,000         6,598
                                                             6,598
                                                        -----------
16

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
                                          Shares/Par         Value
--------------------------------------------------------------------------------
                                                      in thousands
      Specialty Chemicals  2.4%
      Eco Soil Systems *                     350,000    $    1,903
      Furon +                              1,000,000        19,000
      Hauser *                               150,000           834
      Synalloy +                             500,000         3,891
      Tuscarora +                            700,000         9,428
                                                            35,056
                                                        -----------
      Paper and Paper Products  1.3%
      Republic Group                         451,400         8,125
      Wausau-Mosinee Paper                   600,000        10,800
                                                            18,925
                                                        -----------
      Building and Construction  2.9%
      Cameron Ashley *                       400,000         4,175
      CorrPro Companies *                    300,000         2,588
      Giant Cement * +                       750,000        17,039
      Layne Christensen * +                  600,000         3,900
      Puerto Rican Cement +                  450,000        14,934
                                                            42,636
                                                        -----------
      Total Process Industries                             103,215
                                                        -----------
      BASIC MATERIALS  6.2%

      Metals  2.2%
      Cold Metal Products * +                350,000           940
      Gibraltar Steel *                      448,800        11,052
      Lone Star Technologies *               300,000         5,325
      Material Sciences *                    620,000         9,300
      Shiloh Industries *                    290,000         4,187
                                                            30,804
                                                        -----------
      Mining  0.5%
      Agnico Eagle Mines                     410,000         2,537
      Gold Fields (ZAR)                      736,922         2,528
      Golden Star Resources (CAD) *        1,000,000           813
      Resolute Limited (AUD)               3,000,000         1,507
                                                             7,385
                                                        -----------
      Miscellaneous Materials  3.5%
      Ameron International +                 202,900         8,953
      Oil-Dri +                              500,000         8,000

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


                                            Shares/Par      Value
--------------------------------------------------------------------------------
                                                     in thousands

      Optical Coating Laboratory             161,800    $   13,525
      Penn Virginia +                        500,000         9,875
      Synthetic Industries *                 345,200        10,270
                                                            50,623
                                                        -----------
      Total Basic Materials                                 88,812
                                                        -----------
      EDUCATION  0.0%

      Childtime Learning Centers *             2,000            31
      Total Education                                           31
                                                        -----------

      INVESTMENT COMPANIES  0.3%

      First Financial Fund                   550,000         4,812
      Total Investment Companies                             4,812
                                                        -----------
      MISCELLANEOUS  1.0%
      Integrated Water Technology * +++      200,000           231
      Natrol *                               400,000         3,075
      Other Miscellaneous Common Stocks                     11,191
                                                        -----------
      Total Miscellaneous                                   14,497
                                                        -----------
      Total Common Stocks (Cost  $1,063,680)             1,350,708
                                                        -----------
      PREFERRED STOCKS  0.3%

      Prime Retail, (Series A) Cum.,10.50%, REI
                                             200,000         4,088
      Total Preferred Stocks (Cost  $3,766)                  4,088
                                                        -----------
      CONVERTIBLE PREFERRED STOCKS  1.8%

      Chieftain Intl., $1.8125                42,800         1,118
      Cross Timbers Oil (Series A)           480,390        15,372
      IT Group, 7.00% +                      155,000         3,449
      Prime Retail, (Series B) 8.50%         350,000         5,600
      Western Water (Series C) *               2,259           459
      Total Convertible Preferred Stocks
       (Cost  $23,430)                                      25,998
                                                        -----------
18

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


                                          Shares/Par         Value
--------------------------------------------------------------------------------

      CONVERTIBLE BONDS  0.5%

      Builders Transport, Deb., 6.50%,
      5/1/11                            $  1,158,000    $       17

      Builders Transport, Deb., 8.00%,
      8/15/05                              1,700,000            26

      Glycomed, Sub. Deb., 7.50%,
      1/1/03                               4,000,000         3,260

      Leasing Solutions, Conv. Sub.
      Notes, 6.875%, 10/1/03               4,000,000           240

      Offshore Logistics, Sub. Notes,
       (144a) 6.00%, 12/15/03              2,000,000         1,685

      OHM, 8.00%, 10/1/06                     30,000            28

      Richardson Electronics, Sr. Sub.
        Notes, 7.25%, 12/15/06 +           3,516,000         2,725

      Total Convertible Bonds (Cost
       $12,526)                                              7,981
                                                        -----------
      CORPORATE BONDS  0.2%

      Delta Financial, 9.50%, 8/1/04       3,000,000         2,580

      Total Corporate Bonds
       (Cost  $2,988)                                        2,580
                                                        -----------
      SHORT-TERM INVESTMENTS  3.4%

      Money Market Fund  3.4%

      Reserve Investment Fund, 5.05% #    48,718,525        48,719

      Total Short-Term Investments
       (Cost $48,719)                                       48,719
                                                        -----------
 Total Investments in Securities

 99.7% of Net Assets (Cost $1,155,110)                  $1,440,074

 Other Assets Less Liabilities                               3,926
                                                        -----------
 NET ASSETS                                             $1,444,000
                                                        -----------

     +    Affiliated company
    ++ Securities contain some restrictions as to public resale -- total of such securities at period-end amounts to 0.02% of net assets.
     *    Non-income producing
     #    Seven-day yield
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 0.1% of net assets.
   ADR    American depository receipt
  REIT    Real Estate Investment Trust
   AUD    Australian dollar
   CAD    Canadian dollar
   ZAR    South African rand

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 1999



STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

  Assets
  Investments in securities, at value
   Affiliated companies (cost $454,800)                           $    554,563
   Other companies (cost $700,310)                                     885,511
                                                                  --------------
   Total investments in securities                                   1,440,074
  Other assets                                                          17,538
                                                                  --------------
  Total assets                                                       1,457,612

  Liabilities

  Total liabilities                                                     13,612
                                                                  --------------
  NET ASSETS                                                      $  1,444,000
                                                                  --------------

  Net Assets Consist of:
  Accumulated net investment income - net of distributions        $      4,121
  Accumulated net realized gain/loss - net of distributions             38,777
  Net unrealized gain (loss)                                           284,964
  Paid-in-capital applicable to 72,929,389 shares of
  $0.01 par value capital stock outstanding;
  1,000,000,000 shares authorized                                    1,116,138
                                                                  --------------
  NET ASSETS                                                      $  1,444,000
                                                                  --------------

  NET ASSET VALUE PER SHARE                                       $      19.80
                                                                  --------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                      6 Months
                                                                         Ended
                                                                       6/30/99

  Investment Income
  Income
   Dividend (including $3,328 from affiliated companies)          $      8,934
   Interest (including $155 from affiliated companies)                   1,410
                                                                  --------------
   Total income                                                         10,344
                                                                  --------------
  Expenses
   Investment management                                                 4,700
   Shareholder servicing                                                 1,666
   Prospectus and shareholder reports                                      113
   Custody and accounting                                                   73
   Registration                                                             28
   Legal and audit                                                           9
   Directors                                                                 5
   Miscellaneous                                                             6
                                                                  --------------
   Total expenses                                                        6,600
   Expenses paid indirectly                                                 (5)
                                                                  --------------
   Net expenses                                                          6,594
                                                                  --------------
  Net investment income                                                  3,750
                                                                  --------------
  Realized and Unrealized Gain (Loss) on securities
  Net realized gain (loss)
   Securities (including ($10,999) from affiliated companies)           24,457
   Foreign currency transactions                                            (8)
                                                                  --------------
   Net realized gain (loss)                                             24,449
                                                                  --------------
  Change in net unrealized gain or loss on securities
   (including ($12,431) from affiliated companies)                      18,176
                                                                  --------------
  Net realized and unrealized gain (loss)                               42,625
                                                                  --------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $     46,375
                                                                  --------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands
                                                       6 Months           Year
                                                          Ended          Ended
                                                        6/30/99       12/31/98


  Increase (Decrease) in Net Assets
  Operations
   Net investment income                             $    3,750    $    19,695
   Net realized gain (loss)                              24,449         97,920
   Change in net unrealized gain or loss                 18,176       (369,820)
                                                     ---------------------------
   Increase (decrease) in net assets from operations     46,375       (252,205)
                                                     ---------------------------
  Distributions to shareholders
   Net investment income                                      -        (20,063)
   Net realized gain                                          -        (96,286)
   Decrease in net assets from distributions                  -       (116,349)
                                                     ---------------------------
  Capital share transactions *
   Shares sold                                          207,422        456,561
   Distributions reinvested                                   -        109,998
   Shares redeemed                                     (441,796)      (654,433)
   Redemption fees received                                  59            151
                                                     ---------------------------
   Increase (decrease) in net assets from capital
   share transactions                                  (234,315)       (87,723)
                                                     ---------------------------
  Net Assets
  Increase (decrease) during period                    (187,940)      (456,277)
  Beginning of period                                 1,631,940      2,088,217
                                                     ---------------------------
  End of period                                      $1,444,000    $ 1,631,940
                                                     ---------------------------
* Share information
   Shares sold                                           11,355         20,522
   Distributions reinvested                                   -          6,044
   Shares redeemed                                      (24,442)       (29,793)
                                                     ---------------------------
   Increase (decrease) in shares outstanding            (13,087)        (3,227)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 1999


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Small-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1988.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $32,856,000 and $272,733,000, respectively, for the six months ended June 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,155,110,000. Net unrealized gain aggregated $284,964,000 at period-end, of which $450,390,000 related to appreciated investments and $165,426,000 to depreciated investments.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $771,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,443,000 for the six months ended June 30, 1999, of which $286,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $732,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


     INVESTMENT SERVICES AND INFORMATION


          Knowledgeable Service Representatives

          By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.


          Account Services

          Checking Available on most fixed income funds ($500 minimum).

          Automatic Investing From your bank account or paycheck.

          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


          Brokerage Services*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


          Investment Information

          Combined Statement Overview of all your accounts with T. Rowe Price.

          Shareholder Reports Fund managers' reviews of their strategies and results.

          T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

           * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------


STOCK FUNDS

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS


Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. *** Formerly named Tax-Free Insured Intermediate Bond.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE RETIREMENT PLANS AND RESOURCES
--------------------------------------------------------------------------------

     RETIREMENT PLANS AND RESOURCES

          We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

IRAs AND QUALIFIED PLANS

Traditional IRA
Roth IRA
Rollover IRA
SEP-IRA
SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
401(k)
403(b)
457 Deferred Compensation

RETIREMENT RESOURCES AT T. ROWE PRICE


Planning and Informational Guides

Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors

Investment Kits
The IRA Investing Kit
Roth IRA Conversion Kit
Rollover IRA Kit
The T. Rowe Price SIMPLE IRA Plan Kit
The T. Rowe Price SEP-IRA Plan
The Simplified Keogh Plan(R) From
  T. Rowe Price
The T. Rowe Price 401(k) Century Plan(R) (for small businesses)
Money Purchase Pension/Profit Sharing
  Plan Kit

Investing for Retirement in Your 403(b)
  Account
The T. Rowe Price No-Load Variable
  Annuity Information Kit

Insights Reports
The Challenge of Preparing for
  Retirement
Financial Planning After Retirement
The Roth IRA: A Review

Software Packages

T. Rowe Price Retirement Planning Analyzer(TM) CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.

T. Rowe Price Variable Annuity Analyzer(TM) CD-ROM or diskette, free. To order, please call 1-800-469-5304.


Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.

T. ROWE PRICE INSIGHTS REPORTS


     THE FUNDAMENTALS OF INVESTING


          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.


INSIGHTS REPORTS
-------------------------------------------------------------------------------

General Information

The ABCs of Y2K
The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual Funds
The Roth IRA: A Review
Tax Information for Mutual Fund Investors

Investment Strategies

Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing

Types of Securities

The Basics of International Stock Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed Income Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal Bonds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

Brokerage Insights

Combining Individual Securities With Mutual Funds
Getting Started: An Introduction to Individual Securities
What You Should Know About Bonds
What You Should Know About Margin and Short-Selling
What You Should Know About Options
What You Should Know About Stocks

T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

For yield, price, last transaction,
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For assistance
with your existing
fund account, call:
Shareholder Service Center
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To open a brokerage account
or obtain information, call:
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Internet address:
www.troweprice.com

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T. Rowe Price Investment Services, Inc., Distributor.          F46-051  6/30/99